Exhibit 32.1
CERTIFICATION
of
Neil Aaronson
Principal Executive Officer
I, Neil Aaronson, Principal Executive Officer of Copper Property CTL Pass Through Trust (the “Trust”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.The Quarterly Report on Form 10-Q of the Trust for the period ended September 30, 2021 (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.The information contained in the Periodic Report fairly represents, in all material respects, the financial condition and results of operations of the Trust.

Date: November 10, 2021

/s/ Neil Aaronson
Neil Aaronson
Principal Executive Officer